EXHIBIT 99.1

                                     $370MM
                                  (Approximate)

                  MASTR Adjustable Rate Mortgages Trust 2004-1
                                    (Issuer)

                Mortgage Asset Securitization Transactions, Inc.
                                  (Depositor)

                    UBS Warburg Real Estate Securities Inc.
                                  (Transferor)

                        Wells Fargo Bank Minnesota, N.A.
                                (Master Servicer)

                Mortgage Pass-Through Certificates, Series 2004-1

                  Initial Certificate
                        Principal                                                       Initial                         Expected
                        Balance or                                                        W.A.                       Initial Rating
                     Notional Amount       Initial Pass-                               Months to      W.A. Reset       of Offered
   Class                 (1)(2)            Through Rate         Principal Types          Reset          Margin       Certificates(3)
------------      --------------------     -------------      --------------------     ---------      ----------     ---------------
  Offered
Certificates
Class 1-A-1         $   [31,500,000]       [2.865] %(4)       Senior, Pass-Through         4           [1.625] %           AAA
Class 2-A-1         $   [55,200,000]       [3.610] %(5)       Senior, Pass-Through        35           [1.750] %           AAA
Class 2-A-X         $   (6)                [2.175]%(7)        Senior, Notional IO         N/A          [0.947] %           AAA
Class 3-A-1         $   [110,000,000]      [4.510] %(8)       Senior, Pass-Through        58           [1.750] %           AAA
Class 3-A-X         $   (6)                [1.445]%(9)        Senior, Notional IO         N/A          [0.803] %           AAA
Class 4-A-1         $   [20,000,000]       [6.216] %(10)      Senior, Pass-Through        58           [2.499] %           AAA
Class 4-A-2         $   [37,500,000]       [4.974] %(11)      Senior, Pass-Through        58           [1.750] %           AAA
Class 4-A-X         $   (6)                [1.241]%(12)       Senior, Notional IO         N/A          [0.906] %           AAA
Class 5-A-1         $   [43,900,000]       [4.477] %(13)      Senior, Pass-Through        35           [1.750] %           AAA
Class 5-A-X         $   (6)                [1.396]%(14)       Senior, Notional IO         N/A          [0.625] %           AAA
Class 6-A-1         $   [52,000,000]       [4.010] %(15)      Senior, Pass-Through        56           [1.625] %           AAA
Class 6-A-X         $   (6)                [0.743]%(16)       Senior, Notional IO         N/A          [0.125] %           AAA
Class A-R           $   100                [2.865] %(17)      Senior, Residual            N/A          N/A                 AAA
Class B-1           $   [8,200,000]        [5.347] %(18)      Subordinate                 47           [2.230] %           AA
Class B-2           $   [4,290,000]        [5.347] %(18)      Subordinate                 47           [2.230] %           A
Class B-3           $   [3,150,000]        [5.347] %(18)      Subordinate                 47           [2.230] %           BBB

Non-Offered
Certificates
Class B-4           $   [1,770,000]        [5.347] %(18)      Subordinate                 47           [2.230] %           BB
Class B-5           $   [1,010,000]        [5.347] %(18)      Subordinate                 47           [2.230] %           B
Class B-6           $   [1,011,751]        [5.347] %(18)      Subordinate                 47           [2.230] %           NR

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein relating to the mortgage loans will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

(1) Approximate, subject to adjustment as described in the prospectus supplement.

(2)   Assumes variance of +/- 5%.

(3) A description of the ratings of the offered certificates is set forth under the heading "Ratings" in the prospectus supplement.

(4) The pass-through rate for the Class 1-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(5) The pass-through rate for the Class 2-A-1 certificates for each distribution date through and including the distribution date in December 2006 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [1.975386]%. The pass-through rate for the Class 2-A-1 certificates for each distribution date following the distribution date in December 2006 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.947]%.

(6) The Classes 2-A-X and 3-A-X certificates are interest-only certificates and will not be entitled to distributions in respect of principal and will bear interest on their respective notional amounts.

(7) The pass-through rate for the Class 2-A-X certificates for each distribution date through and including the distribution date in December 2006 will be a per annum rate equal to [1.975386]%. The pass-through rate for the Class 2-A-X certificates for each distribution date following the distribution date in December 2006 will be a per annum rate equal to [0.947]%.

(8) The pass-through rate for the Class 3-A-1 certificates for each distribution date through and including the distribution date in November 2008 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the third loan group, weighted on the basis of the outstanding principal balances of the loans in the third loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [1.444951]%. The pass-through rate for the Class 3-A-1 certificates for each distribution date following the distribution date in November 2008 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the third loan group, weighted on the basis of the outstanding principal balances of the loans in the third loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.803]%.

(9) The pass-through rate for the Class 3-A-X certificates for each distribution date through and including the distribution date in November 2008 will be a per annum rate equal to [1.444951]%. The pass-through rate for the Class 3-A-X certificates for each distribution date following the distribution date in November 2008 will be a per annum rate equal to [0.803]%.

(10) The pass-through rate for the Class 4-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(11) The pass-through rate for the Class 4-A-2 certificates for each distribution date through and including the distribution date in November 2008 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [1.241]%. The pass-through rate for the Class 4-A-2 certificates for each distribution date following the distribution date in November 2008 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the third loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.449]%.

(12) The pass-through rate for the Class 4-A-X certificates for each distribution date through and including the distribution date in November 2008 will be a per annum rate equal to [1.241]%. The pass-through rate for the Class 4-A-X certificates for each distribution date following the distribution date in November 2008 will be a per annum rate equal to [0. 449]%.

(13) The pass-through rate for the Class 5-A-1 certificates for each distribution date through and including the distribution date in December 2006 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fifth loan group, weighted on the basis of the outstanding principal balances of the loans in the fifth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [1.396974]%. The pass-through rate for the Class 5-A-1 certificates for each distribution date following the distribution date in December 2006 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fifth loan group, weighted on the basis of the outstanding principal balances of the loans in the fifth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.625]%.

(14) The pass-through rate for the Class 5-A-X certificates for each distribution date through and including the distribution date in December 2006 will be a per annum rate equal to [1.396974]%. The pass-through rate for the Class 5-A-X certificates for each distribution date following the distribution date in December 2006 will be a per annum rate equal to [0.625]%.

(15) The pass-through rate for the Class 6-A-1 certificates for each distribution date through and including the distribution date in September 2008 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the sixth loan group, weighted on the basis of the outstanding principal balances of the loans in the sixth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.743]%. The pass-through rate for the Class 6-A-1 certificates for each distribution date following the distribution date in September 2008 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the sixth loangroup, weighted on the basis of the outstanding principal balances of the loans in the sixth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.00]%.


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

(16) The pass-through rate for the Class 6-A-X certificates for each distribution date through and including the distribution date in September 2008 will be a per annum rate equal to [0.743]%. The pass-through rate for the Class 6-A-X certificates for each distribution date following the distribution date in September 2008 will be a per annum rate equal to [0.00]%.

(17) The pass-through rate for the Class A-R certificates will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first group.

(18) The pass through rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 certificates for each distribution date will be a per annum rate equal to the weighted average (weighted on the basis of the portion of the aggregate principal balance of the subordinate certificates attributable to each loan group as of the business day immediately prior to that distribution date) of the net mortgage rates on the loans in each loan group.



The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

SUMMARY

Relevant Parties

      Issuer.....................   MASTR Adjustable Rate Mortgages Trust
                                    2004-1. The trust will be established under a pooling and servicing agreement among Mortgage Asset Securitization Transactions,
                                    Inc., as depositor, and JPMorgan Chase Bank, as trustee.

      Depositor..................   Mortgage Asset Securitization Transactions,
                                    Inc., a Delaware corporation. The
                                    depositor's address is 1285 Avenue of the Americas, New York, New York 10019, telephone number (212) 713-2000. See "The
                                    Depositor" in the prospectus.

      Master Servicer............   Wells Fargo Bank Minnesota, N.A., a national
                                    banking association. The master servicer's principal office is located at 9062 Old
                                    Annapolis Road, Columbia, Maryland 21045.
                                    See "The Master Servicer and the
                                    Servicers--The Master Servicer" in the
                                    prospectus supplement.

      Transferor ................   UBS Warburg Real Estate Securities Inc. The
                                    transferor's address is 1285 Avenue of the Americas, New York, New York 10019, telephone number (212) 713-2000.

      Trustee....................   JPMorgan Chase Bank, a New York banking
                                    corporation. The trustee's principal office is 4 New York Plaza, 6th Floor, New York,
                                    New York 10004-2477. See "The Pooling and
                                    Servicing Agreement-- The Trustee" in the prospectus supplement.

Relevant Dates

      Cut-Off Date...............   January 1, 2004.

      Closing Date ..............   On or about January 29, 2004.

      Investor Settle Date.......   On or about January 30, 2004.

      Distribution Date .........   The 25th day of each month or, if that day
                                    is not a business day, the next business day, beginning in February 2004.

      Servicer Remittance Date...   For each servicer the 18th day of each month
                                    (or, if that day is not a business day, the immediately following business day).

      Interest Accrual Period....   For each class of certificates, the calendar
                                    month immediately prior to the month in
                                    which the relevant distribution date occurs.

Optional Termination.............   The master servicer may, at its option,
                                    repurchase all but not less than all of the loans in the trust on any distribution date on or after the first



The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

                                    date on which the current aggregate
                                    scheduled principal balance, as of that date of determination, is less than 5% of the aggregate scheduled principal balance of the loans as of the cut-off date.

Credit Enhancement...............   Credit enhancements may reduce the harm
                                    caused to holders of certificates by
                                    shortfalls in payments collected on the
                                    loans. Credit enhancements can reduce the effect of shortfalls on all classes of offered certificates, or they can allocate shortfalls so they affect some classes before others.

                                    Subordination. The group 1, group 2, group
                                    3, group 4, group 5, and group 6 senior
                                    certificates will receive distributions of interest and principal, as applicable, before the subordinate certificates are entitled to receive distributions of interest or principal. In addition, each class of subordinate certificates will receive distributions of interest and principal prior to any other class of subordinate certificates with a higher alphanumerical class designation. The subordinate certificates, in reverse order of alphanumerical class designation, will absorb most losses on the group 1, group 2, group 3, group 4, group 5, and group 6 mortgage loans, other than certain excess losses, prior to other classes of certificates.

Last Scheduled
Distribution Date ...............   February 25, 2033

Collateral.......................   The Trust's main source of funds for making
                                    distributions on the certificates will be collections on six pools of closed-end, adjustable-rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties.

Tax Status.......................   Elections will be made to treat the assets
                                    of the trust as three separate real estate mortgage investment conduits or REMICs designated as the Upper-Tier REMIC, the Middle-Tier REMIC and the Lower-Tier REMIC, respectively. The offered certificates, other than the Class AR certificates, will be treated as debt instruments of a REMIC for federal income tax purposes. The Class
                                    A-R certificates will be treated as the
                                    residual interests in each of the Upper-Tier
                                    REMIC, the Middle-Tier REMIC and the
                                    Lower-Tier REMIC.

ERISA Considerations..............  If you are a fiduciary of any retirement plan or other employee benefit arrangement subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, you should consult with counsel as to whether you can buy or hold an offered certificate. The residual certificates may not be purchased or transferred to such a plan.


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

6A1

Balance     $52,000,000       Delay              24               WAC(1)                   5.253
Coupon      3.7300            Dated              1/1/2004         WAM(1)                   356
Settle      1/30/2004         First Payment      2/25/2004        Target Reset Margin:     1.500

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 56 MONTHS AND THE 5% CLEANUP CALL.

FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 56, THEN GROUP 6 NWAC - 1.023, ELSE GROUP 6 NWAC - .125

                                10 CPR            15 CPR             20 CPR             25 CPR             30 CPR
                99-08            3.912             3.932              3.954              3.979              4.008
                99-09            3.902             3.921              3.942              3.966              3.993
                99-10            3.893             3.910              3.930              3.952              3.977
                99-11            3.883             3.899              3.917              3.938              3.961
                99-12            3.873             3.889              3.905              3.924              3.946
                99-13            3.864             3.878              3.893              3.910              3.930
                99-14            3.854             3.867              3.881              3.897              3.915
                99-15            3.845             3.856              3.869              3.883              3.899
                99-16            3.835             3.845              3.857              3.869              3.884
                99-17            3.826             3.835              3.844              3.856              3.868
                99-18            3.816             3.824              3.832              3.842              3.853
                99-19            3.807             3.813              3.820              3.828              3.837
                99-20            3.797             3.802              3.808              3.814              3.822
                99-21            3.788             3.792              3.796              3.801              3.806
                99-22            3.778             3.781              3.784              3.787              3.791
                99-23            3.769             3.770              3.772              3.773              3.775
                99-24            3.759             3.760              3.760              3.760              3.760

Spread @ Center Price              66                86                 107                129                149
                  WAL             3.63              3.19               2.82               2.48               2.19
             Mod Durn            3.294             2.910              2.576              2.280              2.016
     Principal Window        Feb04 - Sep08     Feb04 - Sep08      Feb04 - Sep08      Feb04 - Sep08      Feb04 - Sep08

            LIBOR_6MO            1.213             1.213              1.213              1.213              1.213


                                40 CPR            50 CPR             60 CPR             70 CPR
                99-08            4.078             4.171              4.297              4.454
                99-09            4.058             4.145              4.263              4.410
                99-10            4.038             4.120              4.229              4.367
                99-11            4.018             4.094              4.196              4.323
                99-12            3.998             4.068              4.162              4.280
                99-13            3.978             4.042              4.128              4.236
                99-14            3.958             4.017              4.095              4.193
                99-15            3.938             3.991              4.061              4.150
                99-16            3.919             3.965              4.028              4.106
                99-17            3.899             3.939              3.994              4.063
                99-18            3.879             3.914              3.961              4.020
                99-19            3.859             3.888              3.927              3.976
                99-20            3.839             3.862              3.894              3.933
                99-21            3.819             3.837              3.861              3.890
                99-22            3.799             3.811              3.827              3.847
                99-23            3.780             3.786              3.794              3.804
                99-24            3.760             3.760              3.760              3.761

Spread @ Center Price              187               223                253                273
                  WAL             1.69              1.30               0.98               0.76
             Mod Durn            1.575             1.219              0.934              0.723
     Principal Window        Feb04 - Sep08     Feb04 - May08      Feb04 - May07      Feb04 - Jul06

            LIBOR_6MO            1.213             1.213              1.213              1.213

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either expres or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

6A1

Balance           $52,000,000       Delay                24               WAC(1)                  5.253
Coupon            4.0100            Dated                1/1/2004         WAM(1)                  356
Settle            1/30/2004         First Payment        2/25/2004        Target Reset Margin:    1.625

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 56 MONTHS AND THE 5% CLEANUP CALL.

FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 56, THEN GROUP 6 NWAC - .743, ELSE GROUP 6 NWAC

                                 10 CPR             15 CPR             20 CPR              25 CPR             30 CPR
                99-24             4.038              4.038              4.037               4.036              4.035
                99-25             4.029              4.027              4.025               4.022              4.019
                99-26             4.019              4.016              4.013               4.008              4.004
                99-27             4.010              4.005              4.000               3.995              3.988
                99-28             4.000              3.995              3.988               3.981              3.973
                99-29             3.991              3.984              3.976               3.967              3.957
                99-30             3.981              3.973              3.964               3.954              3.942
                99-31             3.972              3.962              3.952               3.940              3.926
               100-00             3.962              3.951              3.940               3.926              3.911
               100-01             3.953              3.941              3.927               3.913              3.895
               100-02             3.943              3.930              3.915               3.899              3.880
               100-03             3.934              3.919              3.903               3.885              3.865
               100-04             3.924              3.909              3.891               3.871              3.849
               100-05             3.915              3.898              3.879               3.858              3.834
               100-06             3.905              3.887              3.867               3.844              3.818
               100-07             3.896              3.876              3.855               3.831              3.803
               100-08             3.886              3.866              3.843               3.817              3.787

Spread @ Center Price              78                 96                 115                 135                151
                  WAL              3.63               3.19               2.82                2.48               2.19
             Mod Durn             3.277              2.898              2.568               2.275              2.013
     Principal Window         Feb04 - Sep08      Feb04 - Sep08      Feb04 - Sep08       Feb04 - Sep08      Feb04 - Sep08

            LIBOR_6MO             1.213              1.213              1.213               1.213              1.213


                                 40 CPR             50 CPR             60 CPR            70 CPR
                99-24             4.033              4.029              4.025             4.020
                99-25             4.013              4.004              3.992             3.976
                99-26             3.993              3.978              3.958             3.933
                99-27             3.973              3.952              3.925             3.890
                99-28             3.953              3.927              3.891             3.847
                99-29             3.933              3.901              3.858             3.804
                99-30             3.914              3.876              3.825             3.761
                99-31             3.894              3.850              3.792             3.718
               100-00             3.874              3.825              3.758             3.675
               100-01             3.854              3.799              3.725             3.632
               100-02             3.835              3.774              3.692             3.590
               100-03             3.815              3.748              3.659             3.547
               100-04             3.795              3.723              3.626             3.504
               100-05             3.775              3.697              3.592             3.461
               100-06             3.756              3.672              3.559             3.419
               100-07             3.736              3.646              3.526             3.376
               100-08             3.716              3.621              3.493             3.333

Spread @ Center Price              183                209                226               230
                  WAL              1.69               1.30               0.98              0.76
             Mod Durn             1.576              1.221              0.937             0.726
     Principal Window         Feb04 - Sep08      Feb04 - May08      Feb04 - May07     Feb04 - Jul06

            LIBOR_6MO             1.213              1.213              1.213             1.213

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either expres or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

6A1

Balance          $52,000,000       Delay              24               WAC(1)             5.253
Coupon           4.7530            Dated              1/1/2004         WAM(1)             356
Settle           1/30/2004         First Payment      2/25/2004

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 56 MONTHS AND THE 5% CLEANUP CALL.

                                10 CPR            15 CPR             20 CPR             25 CPR             30 CPR
               101-08            4.318             4.256              4.187              4.109              4.020
               101-09            4.309             4.245              4.175              4.095              4.004
               101-10            4.299             4.234              4.163              4.081              3.989
               101-11            4.290             4.224              4.150              4.068              3.974
               101-12            4.280             4.213              4.138              4.054              3.958
               101-13            4.271             4.202              4.126              4.041              3.943
               101-14            4.261             4.192              4.114              4.027              3.928
               101-15            4.252             4.181              4.102              4.014              3.912
               101-16            4.242             4.170              4.090              4.000              3.897
               101-17            4.233             4.159              4.078              3.986              3.882
               101-18            4.223             4.149              4.066              3.973              3.867
               101-19            4.214             4.138              4.054              3.959              3.851
               101-20            4.204             4.127              4.042              3.946              3.836
               101-21            4.195             4.117              4.030              3.932              3.821
               101-22            4.186             4.106              4.018              3.919              3.806
               101-23            4.176             4.095              4.006              3.905              3.790
               101-24            4.167             4.085              3.994              3.892              3.775

Spread @ Center Price             106               118                130                142                150
                  WAL             3.63              3.19               2.82               2.48               2.19
             Mod Durn            3.236             2.868              2.548              2.263              2.007
     Principal Window        Feb04 - Sep08     Feb04 - Sep08      Feb04 - Sep08      Feb04 - Sep08      Feb04 - Sep08

            LIBOR_6MO            1.213             1.213              1.213              1.213              1.213


                                40 CPR            50 CPR             60 CPR             70 CPR
               101-08            3.806             3.520              3.137              2.658
               101-09            3.786             3.495              3.104              2.616
               101-10            3.767             3.470              3.072              2.574
               101-11            3.747             3.445              3.039              2.532
               101-12            3.728             3.420              3.007              2.491
               101-13            3.708             3.395              2.974              2.449
               101-14            3.689             3.370              2.942              2.407
               101-15            3.670             3.345              2.910              2.365
               101-16            3.650             3.320              2.877              2.324
               101-17            3.631             3.295              2.845              2.282
               101-18            3.611             3.270              2.812              2.240
               101-19            3.592             3.245              2.780              2.199
               101-20            3.573             3.220              2.748              2.157
               101-21            3.553             3.196              2.715              2.116
               101-22            3.534             3.171              2.683              2.074
               101-23            3.514             3.146              2.651              2.033
               101-24            3.495             3.121              2.619              1.991

Spread @ Center Price             160               158                138                95
                  WAL             1.69              1.30               0.98               0.76
             Mod Durn            1.579             1.229              0.947              0.736
     Principal Window        Feb04 - Sep08     Feb04 - May08      Feb04 - May07      Feb04 - Jul06

            LIBOR_6MO            1.213             1.213              1.213              1.213


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either expres or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                               [GRAPHIC OMITTED]
                        Collateral Stratification Report

                               MARM04_1 : Group 6
================================================================================


------------------------------------------------------------------------
                                                                % of
                                   # of         Aggregate     Aggregate
Current Balance                   Loans          Balance       Balance
------------------------------------------------------------------------
<= $322,700.00                      65         $16,103,150      28.54
$322,700.01 - $450,000.00           37          14,109,500      25.01
$450,000.01 - $650,000.00           35          19,289,450      34.19
$650,000.01 - $850,000.00            4           3,062,000       5.43
$850,000.01 - $1,050,000.00          4           3,849,950       6.82
------------------------------------------------------------------------
Total:                             145         $56,414,050     100.00
------------------------------------------------------------------------
Minimum:  $131,250.00
Maximum:  $999,950.00
Average:  $389,062.41
------------------------------------------------------------------------


------------------------------------------------------------------------
                                                                % of
                                   # of         Aggregate     Aggregate
Current Rate                      Loans          Balance       Balance
------------------------------------------------------------------------
4.751% - 5.000%                     51         $19,516,750      34.60
5.001% - 5.250%                     29          10,738,900      19.04
5.251% - 5.500%                     41          16,618,850      29.46
5.501% - 5.750%                     24           9,539,550      16.91
------------------------------------------------------------------------
Total:                             145         $56,414,050     100.00
------------------------------------------------------------------------
Minimum:  4.875%
Maximum:  5.750%
Weighted Average: 5.253%
------------------------------------------------------------------------


------------------------------------------------------------------------
                                                                % of
                                   # of         Aggregate     Aggregate
Index                             Loans          Balance       Balance
------------------------------------------------------------------------
1 YR LIBOR                         145         $56,414,050     100.00
------------------------------------------------------------------------
Total:                             145         $56,414,050     100.00
------------------------------------------------------------------------


------------------------------------------------------------------------
                                                                % of
                                   # of         Aggregate     Aggregate
Months to Roll                    Loans          Balance       Balance
------------------------------------------------------------------------
49                                    1           $248,000       0.44
52                                    1            484,000       0.86
53                                   18          6,836,300      12.12
54                                   22         10,850,050      19.23
55                                   13          5,867,700      10.40
56                                   19          6,113,250      10.84
57                                   19          6,772,200      12.00
58                                   19          7,365,900      13.06
59                                   21          7,933,950      14.06
60                                   12          3,942,700       6.99
------------------------------------------------------------------------
Total:                              145        $56,414,050     100.00
------------------------------------------------------------------------
Minimum:  49
Maximum:  60
Weighted Average: 56
------------------------------------------------------------------------


------------------------------------------------------------------------
                                                                 % of
                                    # of         Aggregate     Aggregate
Gross Margin                       Loans          Balance       Balance
------------------------------------------------------------------------
2.001% - 2.250%                     145         $56,414,050     100.00
------------------------------------------------------------------------
Total:                              145         $56,414,050     100.00
------------------------------------------------------------------------
Minimum:   2.250%
Maximum:   2.250%
Weighted Average: 2.250%
------------------------------------------------------------------------


------------------------------------------------------------------------
                                                                 % of
                                    # of         Aggregate     Aggregate
First Rate Cap                      Loans         Balance       Balance
------------------------------------------------------------------------
5.000%                                4          $1,966,000       3.48
6.000%                              141          54,448,050      96.52
------------------------------------------------------------------------
Total:                              145         $56,414,050     100.00
------------------------------------------------------------------------
Minimum:   5.000%
Maximum:   6.000%
Weighted Average: 5.965%
------------------------------------------------------------------------


------------------------------------------------------------------------
                                                                 % of
                                    # of         Aggregate     Aggregate
Periodic Rate Cap                   Loans         Balance       Balance
------------------------------------------------------------------------
1.000%                                4          $1,966,000       3.48
2.000%                              141          54,448,050      96.52
------------------------------------------------------------------------
Total:                              145         $56,414,050     100.00
------------------------------------------------------------------------
Minimum:   1.000%
Maximum:   2.000%
Weighted Average: 1.965%
------------------------------------------------------------------------


------------------------------------------------------------------------
                                                                 % of
                                    # of         Aggregate     Aggregate
Maximum Rate                        Loans         Balance       Balance
------------------------------------------------------------------------
9.751% - 10.000%                       1           $288,000       0.51
10.251% - 10.500%                      2          1,228,000       2.18
10.501% - 10.750%                      1            450,000       0.80
10.751% - 11.000%                     50         19,228,750      34.09
11.001% - 11.250%                     29         10,738,900      19.04
11.251% - 11.500%                     39         15,390,850      27.28
11.501% - 11.750%                     23          9,089,550      16.11
------------------------------------------------------------------------
Total:                               145        $56,414,050     100.00
------------------------------------------------------------------------
Minimum:    9.875%
Maximum:   11.750%
Weighted Average: 11.218%
------------------------------------------------------------------------


------------------------------------------------------------------------
                                                                 % of
                                    # of         Aggregate     Aggregate
FICO Scores                         Loans         Balance       Balance
------------------------------------------------------------------------
Not Available 0                        1           $340,000       0.60
621 - 640                              1            272,000       0.48
641 - 660                             10          4,629,000       8.21
661 - 680                             23          8,968,050      15.90
681 - 700                             26         10,059,650      17.83
701 - 720                             19          6,550,850      11.61
721 - 740                             24         10,468,050      18.56
741 - 760                             18          6,319,050      11.20
761 - 780                             19          7,268,600      12.88
781 - 800                              4          1,538,800       2.73
------------------------------------------------------------------------
Total:                               145        $56,414,050     100.00
------------------------------------------------------------------------
Minimum (not less than 400):  627
Maximum:    792
Weighted Average: 713
------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

I:\Peo\CasMaster.cas              Jan 5, 2004 10:37                  Page 1 of 3

                               [GRAPHIC OMITTED]
                        Collateral Stratification Report

                               MARM04_1 : Group 6
================================================================================


-------------------------------------------------------------------------
                                                                  % of
                                    # of         Aggregate      Aggregate
Loan To Value Ratio                 Loans         Balance        Balance
-------------------------------------------------------------------------
<= 50.00%                              9        $4,159,500         7.37
50.01% - 55.00%                        4         2,686,950         4.76
55.01% - 60.00%                        4         1,917,800         3.40
60.01% - 65.00%                       15         6,202,800        11.00
65.01% - 70.00%                       10         5,010,900         8.88
70.01% - 75.00%                       13         4,798,200         8.51
75.01% - 80.00%                       77        27,171,750        48.16
80.01% - 85.00%                        6         1,683,100         2.98
85.01% - 90.00%                        6         2,385,000         4.23
90.01% - 95.00%                        1           398,050         0.71
-------------------------------------------------------------------------
Total:                               145       $56,414,050       100.00
-------------------------------------------------------------------------
Minimum: 14.05
Maximum: 95.00
Weighted Average: 72.30
-------------------------------------------------------------------------


-------------------------------------------------------------------------
                                                                  % of
                                    # of         Aggregate      Aggregate
Combined Loan To Value Ratio        Loans         Balance        Balance
-------------------------------------------------------------------------
<= 50.00%                              7        $2,911,500         5.16
50.01% - 55.00%                        3         2,099,950         3.72
55.01% - 60.00%                        5         2,892,800         5.13
60.01% - 65.00%                       12         4,389,800         7.78
65.01% - 70.00%                        8         4,241,900         7.52
70.01% - 75.00%                       14         5,477,200         9.71
75.01% - 80.00%                       38        13,597,500        24.10
80.01% - 85.00%                        7         3,164,100         5.61
85.01% - 90.00%                       19         7,262,600        12.87
90.01% - 95.00%                       18         6,230,250        11.04
95.01% - 100.00%                      14         4,146,450         7.35
-------------------------------------------------------------------------
Total:                               145       $56,414,050       100.00
-------------------------------------------------------------------------
Minimum: 14.05
Maximum: 100.00
Weighted Average: 77.41
-------------------------------------------------------------------------


-------------------------------------------------------------------------
                                                                  % of
                                    # of         Aggregate      Aggregate
Amortization                        Loans         Balance        Balance
-------------------------------------------------------------------------
Interest Only                        145       $56,414,050       100.00
-------------------------------------------------------------------------
Total:                               145       $56,414,050       100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
                                                                  % of
                                    # of         Aggregate      Aggregate
Top 5 States                        Loans         Balance        Balance
-------------------------------------------------------------------------
California                            44       $17,920,550        31.77
Florida                               25         7,635,050        13.53
Massachusetts                          9         5,032,600         8.92
Arizona                               13         4,526,200         8.02
Virginia                              11         4,133,100         7.33
Other                                 43        17,166,550        30.43
-------------------------------------------------------------------------
Total:                               145       $56,414,050       100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
                                                                  % of
                                    # of         Aggregate      Aggregate
Prepay Original Term                Loans         Balance        Balance
-------------------------------------------------------------------------
0                                     37       $14,685,000        26.03
60                                   108        41,729,050        73.97
-------------------------------------------------------------------------
Total:                               145       $56,414,050       100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
                                                                  % of
                                    # of         Aggregate      Aggregate
Document Type                       Loans         Balance        Balance
-------------------------------------------------------------------------
No Income No Asset                     4        $1,697,600         3.01
No Ratio                               1           240,000         0.43
Stated Doc                            61        24,593,850        43.60
                                       1           206,200         0.37
Full                                  78        29,676,400        52.60
-------------------------------------------------------------------------
Total:                               145       $56,414,050       100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
                                                                  % of
                                    # of         Aggregate      Aggregate
Loan Purpose                        Loans         Balance        Balance
-------------------------------------------------------------------------
Purchase                              47       $16,553,300        29.34
Cash Out Refinance                     6         2,540,500         4.50
Rate/Term Refinance                   92        37,320,250        66.15
-------------------------------------------------------------------------
Total:                               145       $56,414,050       100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
                                                                  % of
                                    # of         Aggregate      Aggregate
Owner Occupancy Status              Loans         Balance        Balance
-------------------------------------------------------------------------
Investor                              24       $10,156,700        18.00
Primary                              114        43,250,350        76.67
Secondary                              7         3,007,000         5.33
-------------------------------------------------------------------------
Total:                               145       $56,414,050       100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
                                                                  % of
                                    # of         Aggregate      Aggregate
Property Type                       Loans         Balance        Balance
-------------------------------------------------------------------------
Condominium                           12        $4,570,050         8.10
PUD                                   32        11,835,500        20.98
Single Family                         93        36,932,500        65.47
Two- to Four Family                    8         3,076,000         5.45
-------------------------------------------------------------------------
Total:                               145       $56,414,050       100.00
-------------------------------------------------------------------------


-------------------------------------------------------------------------
                                                                  % of
                                    # of         Aggregate      Aggregate
Stated Remaining Term to Maturity   Loans         Balance        Balance
-------------------------------------------------------------------------
349                                    1          $248,000         0.44
352                                    1           484,000         0.86
353                                   18         6,836,300        12.12
354                                   22        10,850,050        19.23
355                                   13         5,867,700        10.40
356                                   19         6,113,250        10.84
357                                   19         6,772,200        12.00
358                                   19         7,365,900        13.06
359                                   21         7,933,950        14.06
360                                   12         3,942,700         6.99
-------------------------------------------------------------------------
Total:                               145       $56,414,050       100.00
-------------------------------------------------------------------------
Minimum:    349
Maximum:    360
Weighted Average: 356
-------------------------------------------------------------------------


-------------------------------------------------------------------------
                                                                  % of
                                    # of         Aggregate      Aggregate
Servicer                            Loans         Balance        Balance
-------------------------------------------------------------------------
Virtual Bank                         145       $56,414,050       100.00
-------------------------------------------------------------------------
Total:                               145       $56,414,050       100.00
-------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

I:\Peo\CasMaster.cas            Jan 5, 2004 10:37                    Page 2 of 3

                               [GRAPHIC OMITTED]
                        Collateral Stratification Report

                               MARM04_1 : Group 6
================================================================================


-------------------------------------------------------------------------
                                                                  % of
                                    # of         Aggregate      Aggregate
Originator                          Loans         Balance        Balance
-------------------------------------------------------------------------
Virtual Bank                         145       $56,414,050       100.00
-------------------------------------------------------------------------
Total:                               145       $56,414,050       100.00
-------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

I:\Peo\CasMaster.cas            Jan 5, 2004 10:37                    Page 3 of 3